Exhibit 99.1

Name and Address of Reporting Person:	Advent International Corporation
Prudential Tower, 800 Boylston Street, Suite 3300
Boston, MA 02199-8069

Issuer Name and Ticker or Trading Symbol:	Syneos Health, Inc. [SYNH]
Date of Earliest Transaction Required to be Reported:	December 3, 2020
(Month/Day/Year)

Footnotes to Form 4
(1) Represents shares of Class A Common Stock (“Common Stock”) of Syneos Health, Inc. (the “Issuer”) sold in connection with a secondary offering of the Issuer’s Common Stock by the following entities: 55,164 shares sold by Advent International GPE VIII-C Limited Partnership (“GPE VIII-C”) and 3,173,077 shares sold by Double Eagle Investor Holdings, L.P. (“Double Eagle Investor Holdings”), of which: 659 shares were indirectly sold by Advent Partners GPE VII Limited Partnership, 1,685 shares were indirectly sold by Advent Partners GPE VII 2014 Limited Partnership, 1,556 shares were indirectly sold by Advent Partners GPE VII-A Limited Partnership, 4,620 shares were indirectly sold by Advent Partners GPE VII-A 2014 Limited Partnership, 11,221 shares were indirectly sold by Advent Partners GPE VII (Cayman) Limited Partnership, 3,793 shares were indirectly sold by Advent Partners GPE VII 2014 Cayman Limited Partnership, 2,967 shares were indirectly sold by Advent Partners GPE VII-A (Cayman) Limited Partnership, 15,383 shares were indirectly sold by Advent Partners GPE VII-B (Cayman) Limited Partnership, 2,676 shares were indirectly sold by Advent Partners GPE VII-A 2014 (Cayman) Limited Partnership (collectively, the “Advent Partners GPE VII Funds”); 140,487 shares were indirectly sold by Advent International GPE VII-A Limited Partnership, 311,693 shares were indirectly sold by Advent International GPE VII-E Limited Partnership, 24,364 shares were indirectly sold by Advent International GPE VII-H Limited Partnership (collectively, the “GPE VII GP Funds”); 151,782 shares were indirectly sold by Advent International GPE VII Limited Partnership, 432,718 shares were indirectly sold by Advent International GPE VII-B Limited Partnership, 137,514 shares were indirectly sold by Advent International GPE VII-C Limited Partnership, 90,875 shares were indirectly sold by Advent International GPE VII-D Limited Partnership, 40,127 shares were indirectly sold by Advent International GPE VII-F Limited Partnership, 40,127 shares were indirectly sold by Advent International GPE VII-G Limited Partnership (collectively, the “GPE VII GP S.a.r.l. Funds”); 102,258 shares were indirectly sold by Advent International GPE VIII Limited Partnership, 338,720 shares were indirectly sold by Advent International GPE VIII-B Limited Partnership, 120,194 shares were indirectly sold by Advent International GPE VIII-B-1 Limited Partnership, 89,616 shares were indirectly sold by Advent International GPE VIII-B-2 Limited Partnership, 139,938 shares were indirectly sold by Advent International GPE VIII-B-3 Limited Partnership, 47,178 shares were indirectly sold by Advent International GPE VIII-D Limited Partnership, 13,981 shares were indirectly sold by Advent International GPE VIII-F Limited Partnership, 123,864 shares were indirectly sold by Advent International GPE VIII-H Limited Partnership, 115,180 shares were indirectly sold by Advent International GPE VIII-I Limited Partnership, 113,189 shares were indirectly sold by Advent International GPE VIII-J Limited Partnership (collectively, the “GPE VIII GP S.a.r.l. Funds”); 239,858 shares were indirectly sold by Advent International GPE VIII-A Limited Partnership, 52,543 shares were indirectly sold by Advent International GPE VIII-E Limited Partnership, 89,116 shares were indirectly sold by Advent International GPE VIII-G Limited Partnership, 49,043 shares were indirectly sold by Advent International GPE VIII-K Limited Partnership, 48,265 shares were indirectly sold by Advent International GPE VIII-L Limited Partnership (collectively, the “GPE VIII GP Funds”); 23,566 shares were indirectly sold by Advent Partners GPE VIII Cayman Limited Partnership, 3,138 shares were indirectly sold by Advent Partners GPE VIII-A Cayman Limited Partnership, 40,318 shares were indirectly sold by Advent Partners GPE VIII-B Cayman Limited Partnership, 3,955 shares were indirectly sold by Advent Partners GPE VIII Limited Partnership, and 4,910 shares were indirectly sold by Advent Partners GPE VIII-A Limited Partnership (collectively, the “Advent Partners GPE VIII Funds”).

(2) Following the offering, Advent manages funds that collectively own 15,418,795 shares, which are represented as follows: 263,478 shares held directly by GPE VIII-C and 15,155,317 shares held directly by Double Eagle Investor Holdings, of which: 3,145 shares are indirectly owned by Advent Partners GPE VII Limited Partnership, 8,050 shares are indirectly owned by Advent Partners GPE VII 2014 Limited Partnership, 7,432 shares are indirectly owned by Advent Partners GPE VII-A Limited Partnership, 22,064 shares are indirectly owned by Advent Partners GPE VII-A 2014 Limited Partnership, 53,595 shares are indirectly owned by Advent Partners GPE VII (Cayman) Limited Partnership, 18,118 shares are indirectly owned by Advent Partners GPE VII 2014 Cayman Limited Partnership, 14,169 shares are indirectly owned by Advent Partners GPE VII-A (Cayman) Limited Partnership, 73,470 shares are indirectly owned by Advent Partners GPE VII-B (Cayman) Limited Partnership, 12,784 shares are indirectly owned by Advent Partners GPE VII-A 2014 (Cayman) Limited Partnership; 670,995 shares are indirectly owned by Advent International GPE VII-A Limited Partnership, 1,488,715 shares are indirectly owned by Advent International GPE VII-E Limited Partnership, 116,365 shares are indirectly owned by Advent International GPE VII-H Limited Partnership; 724,946 shares are indirectly owned by Advent International GPE VII Limited Partnership, 2,066,765 shares are indirectly owned by Advent International GPE VII-B Limited Partnership, 656,795 shares are indirectly owned by Advent International GPE VII-C Limited Partnership, 434,038 shares are indirectly owned by Advent International GPE VII-D Limited Partnership, 191,655 shares are indirectly owned by Advent International GPE VII-F Limited Partnership, 191,655 shares are indirectly owned by Advent International GPE VII-G Limited Partnership; 488,406 shares are indirectly owned by Advent International GPE VIII Limited Partnership, 1,617,801 shares are indirectly owned by Advent International GPE VIII-B Limited Partnership, 574,074 shares are indirectly owned by Advent International GPE VIII-B-1 Limited Partnership, 428,026 shares are indirectly owned by Advent International GPE VIII-B-2 Limited Partnership, 668,374 shares are indirectly owned by Advent International GPE VIII-B-3 Limited Partnership, 225,330 shares are indirectly owned by Advent International GPE VIII-D Limited Partnership, 66,779 shares are indirectly owned by Advent International GPE VIII-F Limited Partnership, 591,604 shares are indirectly owned by Advent International GPE VIII-H Limited Partnership, 550,128 shares are indirectly owned by Advent International GPE VIII-I Limited Partnership, 540,614 shares are indirectly owned by Advent International GPE VIII-J Limited Partnership; 1,145,617 shares are indirectly owned by Advent International GPE VIII-A Limited Partnership, 250,956 shares are indirectly owned by Advent International GPE VIII-E Limited Partnership, 425,635 shares are indirectly owned by Advent International GPE VIII-G Limited Partnership, 234,243 shares are indirectly owned by Advent International GPE VIII-K Limited Partnership, 230,526 shares are indirectly owned by Advent International GPE VIII-L Limited Partnership; 112,557 shares are indirectly owned by Advent Partners GPE VIII Cayman Limited Partnership, 14,986 shares are indirectly owned by Advent Partners GPE VIII-A Cayman Limited Partnership, 192,565 shares are indirectly owned by Advent Partners GPE VIII-B Cayman Limited Partnership, 18,888 shares are indirectly owned by Advent Partners GPE VIII Limited Partnership, and 23,452 shares are indirectly owned by Advent Partners GPE VIII-A Limited Partnership.

(3) Advent is the Sole Member of Double Eagle GP, LLC, which in turn is the General Partner of Double Eagle Investor Holdings. Advent is the Manager of Advent International GPE VII, LLC (“GPE VII LLC”) and Advent International GPE VIII, LLC (“GPE VIII LLC”).

GPE VII, LLC is the General Partner of GPE VII GP S.a.r.l. (“GPE VII GP S.a.r.l.”), GPE VII GP Limited Partnership (“GPE VII GP”), and the Advent Partners GPE VII Funds. GPE VII GP is the General Partner of the GPE VII GP Funds. GPE VII GP S.a.r.l. is the General Partner of the GPE VII GP S.a.r.l. Funds.

GPE VIII LLC is the General Partner of GPE VIII GP Limited Partnership (“GPE VIII GP”), GPE VIII GP S.a.r.l. (“GPE VIII GP S.a.r.l.”), and AP GPE VIII GP Limited Partnership (“AP GPE VIII GP”). GPE VIII GP S.a.r.l. is the General Partner of the GPE VIII GP S.a.r.l. Funds and of GPE VIII-C. GPE VIII GP is the General Partner of the GPE VIII GP Funds. AP GPE VIII GP is the General Partner of the Advent Partners GPE VIII Funds.

(4) Each of the entities named above are referred to herein as “Reporting Persons.” Each Reporting Person disclaims Section 16 beneficial ownership of the shares reported herein except to the extent of its respective pecuniary interest therein, if any, and the inclusion of these shares in this report shall not be deemed an admission of beneficial ownership of all the reported shares for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, or any other purpose.